UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15 (d) OF THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): August 18, 2011

TeamStaff, Inc.
(Exact name of registrant as specified in its charter)

COMMISSION FILE NUMBER: 0-18492

New Jersey	22-1899798
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

1776 Peachtree Street, N.W.

Atlanta, GA 30309

(Address and zip code of principal executive offices)

(866) 952-1647
(Registrant’s telephone number, including area code

CHECK THE APPROPRIATE BOX BELOW IF THE FORM 8-K FILING IS INTENDED TO SIMULTANEOUSLY SATISFY THE FILING OBLIGATION OF THE REGISTRANT UNDER ANY OF THE FOLLOWING PROVISIONS:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02         Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

In July 2011, the Board of Directors of TeamStaff, Inc. (the “Company”) adopted, subject to stockholder approval, amendments to our 2006 Long Term Incentive Plan (the “2006 Plan”) to increase the number of authorized shares of common stock available for issuance under that plan by 1,500,000 shares and to modify the definition of “Participant” to include eligible consultants, as defined in the 2006 Plan (the “Proposal”). On August 18, 2011, the Proposal was approved by stockholders at the Company’s Annual Meeting of Stockholders. The foregoing summary description of the 2006 Plan is qualified in its entirety by reference to the actual terms of the 2006 Plan, which was attached as Annex A of the Company’s 2011 Proxy Statement (the “Proxy Statement”), as filed with the Securities and Exchange Commission on July 18, 2011. For additional information regarding the Proposal, stockholders are encouraged to refer to Proposal 2 of the Proxy Statement.

In addition, as described in Proposal 2 of the Proxy Statement, the Company had approved the grant of option awards to its executive officers subject to stockholders approval of the amendment to the 2006 Plan. Following stockholder approval of the amendment to the 2006 Plan, such awards were deemed granted as follows:

Name and Position	Number of Options
Zachary C. Parker, Chief Executive Officer	150,000
John E. Kahn, Chief Financial Officer	100,000
John F. Armstrong, Senior Vice President	100,000
Kevin Wilson, President, TeamStaff Government Solutions, Inc.	75,000

Item 5.07                          Submission of Matters to a Vote of Security Holders

TeamStaff held its Annual Meeting of Stockholders on August 18, 2011 in Atlanta, Georgia. The results   of the matters voted on by the stockholders are set forth below. Only stockholders of record as of the close of business on July 13, 2011 were entitled to vote at the Annual Meeting. As of the record date, 5,691,183 shares of common stock of the Company were outstanding and entitled to vote at the Annual Meeting. At the Annual Meeting, 4,732,026 shares of common stock of the Company were represented, in person or by proxy, constituting a quorum.

1.     The stockholders voted to elect the following directors by the votes indicated:

Nominee	For	Withheld
Martin J. Delaney	854,402	249,716
Zachary C. Parker	1,092,256	11,862

In addition, there were a total of 3,627,908 broker non-votes relating to this proposal.

2.     The stockholders voted to approve the amendments to the Company’s 2006 Long-Term Incentive Plan, by the following votes:

For	Against	Abstain	Broker Non-Votes
933,687	144,013	26,418	3,627,908

3.     The stockholders voted to ratify the appointment of Withum, Smith + Brown, P.C. as TeamStaff’s independent registered public accounting firm, by the following votes:

For	Against	Abstain	Broker Non-Votes
4,659,749	68,773	3,504	—

Item 9.01         Financial Statements and Exhibits.

The following exhibits are attached to this Form 8-K:

(d)	Exhibit No.	Description

	10.1	2006 Long Term Incentive Plan, as amended (incorporated by reference to Annex A to the Company’s Proxy Statement dated July 18, 2011).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

TeamStaff, Inc.

	By:	/s/ Zachary C. Parker

Name: Zachary C. Parker
Title: Chief Executive Officer
Date: August 19, 2011

EXHIBIT INDEX

Exhibit Number	Description

10.1	2006 Long Term Incentive Plan, as amended (incorporated by reference to Annex A to the Company’s Proxy Statement dated July 18, 2011